Innuity, Inc. March - 2007

Forward-Looking Statement Some statements in this presentation are "forward- looking statements" as that term is defined in Sections 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1942 as amended (the "Exchange Act"), and are subject to certain risks and uncertainties, including, but not limited to, risks and uncertainties associated with our financial condition, our ability to sell our products, our ability to compete with competitors and the growth of the Internet as a business tool for small businesses, and those included in our annual report on Form 10-KSB, as well as other documents we periodically file with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements.

Innuity's Business Innuity is a Software as a Service (SaaS) company - delivering suites of applications that provide affordable & integrated promotion, commerce and productivity solutions for small business.

Innuity's Management

John Wall, Founder, Chairman & CEO

- Founder & CEO of Wall Data (WALL). $150M, Publicly-held Enterprise Software Company

- **Bob Bench, CFO**
  - CFO of SCO (SCOX), WestWind, Webmiles, Sento (SNTO), CerProbe (CRPB), NP Energy (NPEC), KPMG
  - Partner, BayHill Group

- **John Dennis, President**
  - Founder & CEO, predecessor Innuity company
  - Founder & President, Dial-Net, acquired by WorldCom

- **Marvin Mall – COO**
  - Innuity founding team
  - Vice President Development, Wall Data

- **Shivonne Byrne, CMO**
  - Partner & GM, Regis McKenna Inc.
  - Vice President Marketing, Visio Corp. (now Microsoft)

INNUITY Small is the new big.™
4

SaaS Transforming Business 2003 2004 2005 2006 2007 2008 2009 2010 2011 *Source: Saugatuck Technology Low High Adoption SMB Large Enterprise Lead Users Routine Users Early Adopters SaaS at the Market Adoption "Tipping Point"

Accelerated Market Opportunity 2007 Market Momentum 2007 Innuity Momentum SaaS Adoption Rate Electronic Payment Adoption Rate POS - Electronic Biz Data Usage Search Engines' Local Search Strategy Processed Over $3.8B, up 90% from '05 176M Online Consumers, up 76% from '05 52K Small Business Customers, up 73% from '05 $21.7M Revenues, up 73% from '05 2006 Results:

Product Strategy Getting Started Growth Profitability Investment in SaaS Find "My Business" - Local Search Sell "My Products" - Merchant Accounts & Processing Learn About "My Business" - Websites Integrate "My Biz Systems" - Point of Sale Systems Broaden "My Sales & Marketing Reach" - Search Engine Mktg. Automate "My Business Functions" Position "My Business for Sustainability" Small Business Life Stages & Needs by Stage

Product Differentiation Finally, We: Sell Apps that Can be Integrated in Packages or Offered Separately Targeted at Small Business Life Stages Sample Packages: -eCommerce Pro -Biz Essentials -Transaction Savings Subscription Pricing Develop - Acquire Transform Deliver We Take: Non-Integrated, Enterprise-like Applications SEO-SEM Online Advertising Websites Merchant Services Processing POS We Then: "Innuitize" Applications Via Our Technology Platform

Integrated Package Example

Product Management Innuity Promotion Division Commerce Division Small Business Online Marketing Business Line Search Engine Marketing Business Line Merchant Services Business Line In-Store Systems Business Line Product Lines 1. Local Search 2. Website Services 3. Pay-Per-Click Advertising Product Lines Search Engine Optimization (SEO) Pay-Per-Click Advertising Product Lines Merchant Life Cycle Mgt. Bank Card Acquiring 3. Gateway Product Lines 1. POS Subscription Solutions 2. POS Systems 3. Professional Services 4. Maintenance

2007 Strategic Focus - New Product Launches Online Business Listings (tm) 57% of shoppers say the Internet is their primary source of information pre-purchase. -Burst Media Go live in minutes with a customizable online search profile Publish locations, hours, maps, contacts, website links, services, specialties, and more Turn local online shoppers into in-store buyers - with no complex website to build ONLY $39.95* PER MONTH

Creditdiscovery Streamlined, Integrated and Seamless Merchant Life Cycle Management (MLCM) Tools Takes merchant applications from the prospect stage through account set-up and boarding - and then advances the merchant process to total terminal set- up, transaction processing and detailed daily reporting. Includes: Rapid merchant account application processing Real-time credit scoring Board automation Contract origination Settlement data Risk management Profitability and residual management 2007 Strategic Focus - New Product Launches

POS Subscription Solutions POS hardware Cash controls & sales reporting Inventory & labor controls Integrated gift card and electronic payment methods Website & online advertising solutions Merchant accounts Gateways Flexible, Affordable POS Systems to Match Your Needs Complete, subscription-based POS packages for independent retailers, multi-unit operators and master franchisors that can include: 2007 Strategic Focus - New Product Launches

2007 Strategic Focus - Distribution Expansion Retail Resellers Aggregators Innuity's Channels Innuity Increase Products Two Strategies Increase Partners

2007 Strategic Focus - Distribution Expansion Retail Current Retail Focus 2007 Products LeadConnect Merchant Accounts POS Subscription Solutions Current Products Websites Pay-Per-Click Advertising 2007 Targets -Via Amerivon- Mass Retailers + +

2007 Strategic Focus - Distribution Expansion Resellers Current Channel Focus 2007 Products LeadConnect Creditdiscovery MLCM Current Products Gateway Websites 2007 Additional Focus Commission Junction: Added 300 affiliates YTD ISOs: All are prospects + +

2007 Strategic Focus - Distribution Expansion Aggregators Current Channel 2007 Products LeadConnect POS Subscription Solutions - POS plus: -Websites, Merchant Accounts, Online Advertising & Gateway Current Products Traditional POS Systems: -Point of sale, labor mgt. & inventory management 2007 Additional Focus Emerging Aggregators + +

Innuity's Revenue Growth $1.7M $4.1M $12.5M $21.7 M $ Millions Organic & Acquisition Growth

Innuity's Revenue Revenue $000's

Innuity's Capitalization Preferred Stock None Common Stock Authorized 200,000,000 Issued & Outstanding 21,389,000 Options Granted 2,465,000 Warrants Granted 587,000 Convertible Securities 345,000 Fully Diluted Shares 24,786,000 Inside Ownership Common Stock 10,827,000 Options, Warrants, Convertibles 1,767,000 Float 10,562,000 Innuity Capitalization Chart

Innuity's Comparables Company Symbol Shares Iss/Out. Current Stock Price Current Market Cap Current Qtr. Annunalized Revenue Annualized Rev/Share Stock Price as a Multiple of Rev. Innuity INNU 20,063,000 $0.50 $10,031,500 $22,000,000 $1.10 0.5 Smart Online SOLN 15,380,000 $2.90 $44,602,000 $5,320,000 $0.35 8.4 Website Pros WSPI 17,330,000 $9.42 $163,248,000 $48,156,000 $2.78 3.4 Web.com WWWW 16,730,000 $5.25 $87,832,500 $48,212,000 $2.88 1.8 *Click Commerce CKCM 12,200,000 $22.75 $277,550,000 $78,968,000 $6.47 3.5 RightNow RNOW 31,650,000 $17.46 $552,609,000 $120,352,000 $3.80 4.6 SalesForce.com CRM 113,500,000 $46.90 $5,323,150,000 $520,212,000 $4.58 10.2 *Click Commerce was bought in a tender offer September 5, 2006 at a price of $22.75. Financial revenue numbers are as of its last periodic report filed for the quarter ending June 30, 2006

2007 Strategic Focus - Select Acquisitions To date: Acquired and fully integrated four companies Acquisition criteria: (1) Fulfills small business life cycle needs (2) Demonstrates proven product innovation (3) Delivers a strong customer base Future 10x Marketing, SEM Agency Vista.com, Website Services Co. Jadeon, POS Company Merchant Partners, Gateway Co. Credit Discovery, Merchant Approval Software Co. Productivity Division Promotion Division Commerce Division

Innuity Momentum Innuity Momentum Driving Towards Key Business Goals

Company Highlights Company Highlights